SECURITIES AND EXCHANGE COMMISSION
                               UNITED STATES
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 2005

                           IPC ACQUISITION CORP.
           (Exact name of registrant as specified in its charter)


          DELAWARE                      333-82540              74-3022102
-----------------------------  --------------------------  -------------------
(State or other jurisdiction    (Commission file number)     (IRS Employer
       of incorporation)                                   Identification No.)

           88 Pine Street, Wall Street Plaza, New York, NY 10005
        ----------------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code: (212) 825-9060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 8, 2005, IPC Acquisition Corp. (the "Company"), the guarantors named therein and The Bank of New York, as trustee, entered into a Fourth Supplemental Indenture (the "Fourth Supplemental Indenture"), amending the Indenture, dated as of December 20, 2001, as amended (the "Indenture"), relating to the Company's 11.50% Senior Subordinated Notes due 2009 (the "Notes").

     Although executed on July 8, 2005, the amendments contained in the Fourth Supplemental Indenture will not become operative until Notes are accepted for purchase by the Company pursuant to its offer to purchase for cash any and all of the Notes and a solicitation of consents from the holders of Notes to proposed amendments to the Indenture, on the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement dated June 17, 2005.

     Once the Fourth Supplemental Indenture becomes operative, substantially all of the restrictive covenants contained in the Indenture as well as certain affirmative covenants and events of default will be eliminated. The foregoing summary is not a complete description of the Fourth Supplemental Indenture and is qualified in its entirety by reference to the Fourth Supplemental Indenture filed as Exhibit 4.6 to this report and incorporated herein by reference.

     Attached as Exhibit 99.1 to this report (and incorporated herein by reference) is a press release issued by the Company announcing that it has received the requisite consents to execute the Fourth Supplemental Indenture.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT
NO.      DESCRIPTION
-------- ------------------------------------------------------------------
4.6 Fourth Supplemental Indenture, dated as of July 8, 2005, among IPC Acquisition Corp., the guarantors named therein and The Bank of New York, as trustee.
99.1     Press release of IPC Acquisition Corp. issued on July 11, 2005.

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                                 SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          IPC Acquisition Corp.

Dated: July 11, 2005                      By: /s/ TIMOTHY WHELAN
                                              -------------------
                                              Timothy Whelan
                                              Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer and
                                              Duly Authorized Officer)